Exhibit 10.01(a)

                             FORM OF AMENDMENT NO. 1
                                       TO
                              MANAGEMENT AGREEMENT



                  WHEREAS, DEMETER MANAGEMENT CORPORATION, a Delaware corporation (the "General Partner") on behalf of MORGAN STANLEY CHARTER CAMPBELL L.P., a Delaware limited partnership (the "Partnership"), and CAMPBELL & COMPANY, INC., a Delaware corporation (the "Trading Advisor"), have agreed to amend the Management Agreement, dated as of August 31, 2002 (the "Management Agreement"), among the Partnership, the General Partner, and the Trading Advisor, to reduce the management fee payable to the Trading Advisor.


                  WHEREAS, all provisions contained in the Management Agreement remain in full force and effect and are modified only to the extent necessary to provide for the amendment set forth below.

                  NOW, THEREFORE, the parties hereto hereby amend the Management Agreement as follows:

                  1. The monthly management fee percentage of 1/12 of 2.75% (a 2.75% annual rate) referred to in Section 6(a)(i) of the Management Agreement is hereby reduced to 1/12 of 2.65%. (a 2.65% annual rate).

                  2. The foregoing change shall take effect as of August 1, 2003.



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                  IN WITNESS WHEREOF, this Amendment to the Management Agreement has been executed for and on behalf of the undersigned as of the 31st day of July, 2003.


                                        MORGAN STANLEY CHARTER CAMPBELL L.P.

                                        By: Demeter Management Corporation,
                                            General Partner


                                        By:_____________________________________
                                            Name:  Jeffrey A. Rothman
                                            Title:  President



                                        DEMETER MANAGEMENT CORPORATION


                                        By:_____________________________________
                                            Name:  Jeffrey A. Rothman
                                            Title:  President



                                        CAMPBELL & COMPANY, INC.


                                        By:_____________________________________
                                            Name:  Theresa D. Becks
                                            Title:  Chief Financial Officer